JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/06/04	Credit Suisse First Boston

Principal Amount        	Price   	Amount
$855,000			$99.612		$851,683

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	0.09%	          1.14%

Broker
First Boston Brokerage

Underwriters of Credit Suisse First Boston

Underwriters     	               Principal Amount
Credit Suisse First Boston		$890,000,000
Banc of America Securities LLC		  10,000,000
Banc One Capital Markets, Inc.		  10,000,000
Comerica Securities, Inc.		  10,000,000
Danske Markets, Inc.			  10,000,000
HSBC Securities (USA), Inc.		  10,000,000
J.P. Morgan Securities, Inc.		  10,000,000
McDonald Investments, Inc.		  10,000,000
Mellon Financial Markets, LLC      	  10,000,000
Piper Jaffray & Co.			  10,000,000
Wells Fargo Brokerage Services, LLC	  10,000,000
Trilon International, Inc.                 5,000,000
The Williams Capital Group, L.P.           5,000,000
				      --------------
Total                                 $1,000,000,000
                                      ==============

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04	Southern California Edison Co.
		Ser. 2004A

Principal Amount		Price		Amount
$180,000			$99.844		$179,719

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.06%	          0.80%

Broker
Salomon Brothers, Inc.

Underwriters of Southern California Edison Co.
Ser. 2004A

Underwriters	  	             Principal Amount
Citigroup Global Markets Inc.         $69,900,000
J.P. Morgan Securities Inc.            69,900,000
Lehman Brothers Inc.                   69,900,000
Barclays Capital Inc.                  15,900,000
Credit Suisse First Boston LLC         15,900,000
Mellon Financial Markets, LLC          15,900,000
Wedbush Morgan Securities Inc.         15,900,000
Wells Fargo Brokerage Services, LLC    15,900,000
Banc One Capital Markets, Inc.          3,600,000
Deutsche Bank Securities Inc.           3,600,000
Scotia Capital (USA) Inc.               3,600,000
                                 ----------------
Total                                $300,000,000
                                     ============

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/04	Southern California Edison Co.
		Ser. 2004B

Principal Amount        Price   	Amount
105,000			$99.339	 	$104,306

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A		  0.02%	          0.15%

Broker
Salomon Brothers, Inc.

Underwriters of Southern California Edison Co.
Ser. 2004B

Underwriters                        Principal Amount
Citigroup Global Markets, Inc.         $122,325,000
J.P. Morgan Securities, Inc.            122,325,000
Lehman Brothers, Inc.                   122,325,000
Barclays Capital, Inc.                   27,825,000
Credit Suisse First Boston LLC           27,825,000
Mellon Financial Markets, LLC            27,825,000
Wedbush Morgan Securities, Inc.          27,825,000
Wells Fargo Brokerage Services, LLC      27,825,000
Banc One Capital Markets, Inc.            6,300,000
Deutsche Bank Securities, Inc.            6,300,000
Scotia Capital (USA), Inc.                6,300,000
                                   ----------------
Total                                  $525,000,000
	                               ============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/21/04	Allied Waste North America, Inc.

Principal Amount		Price		Amount
$550,000			$100.000	$550,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.63       N/A 	  0.13%	          0.95%

Broker
Salomon Brothers, Inc.

Underwriters of Allied Waste North America, Inc.

Underwriters    	              Principal Amount
Citigroup                               $113,687,500
JP Morgan Securities                      92,437,500
UBS AG                                    92,437,500
Credit Suisse First Boston                34,000,000
Deutsche Bank Securities, Inc.            34,000,000
Banc One Capital Markets                  11,687,500
BNP Paribas                               11,687,500
Credit Lyonnais Securities, Inc.          11,687,500
Fleet Securities                          11,687,500
Scotia Capital, Inc.                      11,687,500
                                         ------------
Total                              	$425,000,000
			        	=============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/04	Woori Bank Lower Tier II

Principal Amount     Price       Amount
$785,000	    $99.723    	$782,826

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45      N/A 	  0.20%	          1.80%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Woori Bank Lower Tier II

Underwriters*    	                Principal Amount
                                        ----------------
Total                           	$400,000,000
                                        ==============

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/10/04	Assurant, Inc.

Principal Amount	Price		Amount
$285,000	  	$99.887		$284,678

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A         0.06%	          0.69%

Broker
Citigroup Global Markets

Underwriters of Assurant, Inc.

Underwriters                 Principal Amount
Banc One Capital Markets     $180,000,000
Citigroup                     180,000,000
Morgan Stanley                105,000,000
JP Morgan Securities, Inc.     35,000,000
                             -------------
Total                        $500,000,000
                             =============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/12/04	Goldman Sachs Group Capital I

Principal Amount          Price          Amount
$395,000		  $100.00  	$395,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	  0.01%	          0.17%

Broker
Goldman Sachs & Co. New York

Underwriters of Goldman Sachs Group Capital I

Underwriters     	             Principal Amount
Goldman Sachs & Co.		    $2,337,500,000
ABN AMRO, Inc.     		        27,500,000
Blaylock & Partners, L.P.	        27,500,000
BNP Paribas Securities Corp.	        27,500,000
Commerzbank Aktiengesellschaft		27,500,000
Credit Lyonnais Securities (USA), Inc.  27,500,000
Daiwa Securities SMBC Europe Limited	27,500,000
Deutsche Bank Securities, Inc.	        27,500,000
HSBC Securities (USA), Inc.		27,500,000
ING Financial Markets LLC               27,500,000
J.P. Morgan Securities, Inc.            27,500,000
Mellon Financial Markets LLC            27,500,000
SunTrust Capital Markets, Inc.          27,500,000
Utendahl Capital Partners, L.P.         27,500,000
Wachovia Capital Markets LLC            27,500,000
Wells Fargo Brokerage Services LLC      27,500,000
                                    --------------
Total                               $2,750,000,000
                                    ==============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/17/04	Rogers Wireless, Inc.

Principal Amount	Price         	Amount
$440,000 	  	$100.00		$440,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	  0.06%	          0.45%

Broker
Citigroup Global Markets

Underwriters of Rogers Wireless, Inc.

Underwriters    	              Principal Amount
Citigroup                               $ 300,000,000
JP Morgan Securities, Inc.                142,500,000
Morgan Stanley                             75,000,000
Scotia Capital, Inc.                       75,000,000
CIBC World Markets                         37,500,000
RBC Dain Rauscher                          37,500,000
TD Securities                              37,500,000
Harris Nesbitt                             22,500,000
SG Cowen Securities Corp.                  11,250,000
Tokyo-Mitsubishi Securities Co., LTD       11,250,000
                                      ----------------
Total                              	$750,000,000
				      ================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
02/24/04	Kinetic Concepts

Shares         	Price         	Amount
800 	     	$30.00		$24,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.80       N/A 	  0.00%	          2.50%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Kinetic Concepts

Underwriters     	                   Shares
Merrill Lynch & Co., Inc		 5,220,000
J.P. Morgan Securities, Inc.             4,350,000
Credit Suisse First Boston               1,740,000
Goldman Sachs                            1,740,000
Citigroup 				 1,087,500
Deutsche Bank 				 1,087,500
Piper Jaffray & Co.			 1,087,500
SG Cowen Securities Corp.		 1,087,500
Scotia Capital (USA) Inc.		   200,000
Wachovia Corp.				   200,000
Wells Fargo Securities, LLC		   200,000
                                        -------------
Total                                   18,000,000
                                        =============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
03/03/04        United States Steel Corp.

Shares           Price		Amount
7,000 	  	$38.50  	$269,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.73       N/A 	  0.09%	          0.75%

Broker
Goldman Sachs & Co. New York

Underwriters of United States Steel Corp.

Underwriters     	                   Shares
Goldman Sachs		                 1,692,000
J.P. Morgan Securities, Inc.             1,692,000
Morgan Stanley                           1,692,000
Lehman Brothers                          1,062,000
UBS AG   				 1,062,000
BNY Capital Markets, Inc.        	   200,000
NatCity Investments, Inc.		   200,000
PNC Capital Markets, Inc.		   200,000
Scotia Capital (USA) Inc.		   200,000
                                        -------------
Total                                    8,000,000
                                        =============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/09/04	Triad Auto Receivables Trust
                2000-A A4

Principal Amount	Price		Amount
$1,365,000      	$99.991		$1,364,877

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.23       N/A 	 0.66%	          0.66%

Broker
Deutsche Morgan Grenfell

Underwriters of Triad Auto Receivables Trust
                2000-A A4

Underwriters     	                Principal Amount
Banc of America Securities              $77,055,000
Deutsche Bank				 77,055,000
J.P. Morgan Securities, Inc.		 27,070,000
Merrill Lynch & Co., Inc.		 27,070,000
                                	----------------
Total                               	$208,250,000
					================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/16/04	Liberty Mutual Group, Inc.

Principal Amount       	Price		Amount
$550,000       		$99.261		$545,936

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.11%	          0.11%

Broker
Citigroup Global Markets

Underwriters of Liberty Mutual Group, Inc.

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/19/04	Skandinaviska Enskilda Banken AB

Principal Amount	Price		Amount
$425,000       	        $100.000	$425,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	  0.09%	          1.05%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Skandinaviska Enskilda Banken AB

Underwriters*     	               Principal Amount*
					----------------
Total					$500,000,000
					================
*Principal amounts of underwriters not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/30/04	AmeriCredit Automobile
                Receivables Trust 2004-BM A4


Principal Amount	Price		Amount
$1,075,000      	$99.972		$1,074,699

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	  0.49%	          3.40%

Broker
Deutsche Morgan Grenfell

Underwriters of AmeriCredit Automobile
                Receivables Trust 2004-BM A4

Underwriters     	                Principal Amount
Deutsche Bank                           $ 66,300,000
Lehman Brothers, Inc.                     66,300,000
Barclays Capital, Inc.                    22,100,000
Credit Suisse First Boston                22,100,000
JP Morgan Securities, Inc.                22,100,000
Wachovia Capital Markets, LLC             22,100,000
                                        -------------
Total                                   $221,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/07/04	Allied Waste North America


Principal Amount	Price		Amount
$30,000      		$100.000	$30,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.63       N/A 	  0.01%	          0.21%

Broker
SBC Warburg, Inc. New York

Underwriters of Allied Waste North America

Underwriters*     	                Principal Amount*
                                    	----------------
Total                               	$400,000,000
					================
*Principal Amounts of underwriters were
not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.

Principal Amount	Price		Amount
$220,000      		$99.748		$219,446

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.04%	          0.58%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/14/04	Bombardier, Inc.


Principal Amount	Price		Amount
$100,000      		$99.687		$99,687

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.04%	          0.23%

Broker
Deutsche Morgan Grenfell

Underwriters of Bombardier, Inc.

Underwriters*     	                Principal Amount*
                                    	----------------
Total                               	$250,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/20/04	Animas Corp.


Shares    	Price		Amount
600      	$15.00		$9,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.01%	          0.38%

Broker
Piper Jaffray & Co.

Underwriters of Animas Corp.

Underwriters    	            Shares
Piper Jaffray & Co. 		   1,640,000
J.P. Morgan Securities, Inc.	   1,640,000
Thomas Weisel Partners LLC           820,000
Janney Montgomery Scott LLC           50,000
Legg Mason Wood Walker, Inc.          50,000
RBC Capital Markets Corp.             50,000
                              	----------------
Total                             $4,250,000
				================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/02/04	ACE INA Holdings, Inc.

Principal Amount	Price		Amount
$235,000      	       $99.886		$234,732

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	0.05%	          0.08%

Broker
Citigroup Capital Markets

Underwriters of ACE INA Holdings, Inc.

Underwriters     	                Number of Shares
Citigroup Global Markets, Inc.		$150,000,000
J.P. Morgan Securities, Inc.		 150,000,000
Barclays Capital, Inc.                    33,333,000
Deutsche Bank Securities, Inc.            33,333,000
Wachovia Capital Markets, LLC             33,333,000
ABN AMRO, Inc.                            15,000,000
Credit Lyonnais Securities, Inc.	  15,000,000
Lazard Freres & Co. LLC   	    	  15,000,000
RBC Capital Markets Corp.		  15.000.000
BNP Paribas Securities Corp. 		   6,667,000
Comerica Securities, Inc.		   6,667,000
HSBC Securities, Inc.			   6,667,000
ING Financial Markets LLC		   6,667,000
Scotia Capital, Inc.                       6,667,000
The Royal Bank of Scotland PLC.            6,667,000
                                        -------------
Total					$500,000,000
					=============


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/04	Danske Bank A/S

Principal Amount	Price		Amount
$410,000     	      $100.000		$410,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.75       N/A 	  0.05%	          0.72%

Broker
SBC Warburg, Inc. New York

Underwriters of Danske Bank A/S

Underwriters*    	                Principal Amount
                                    	----------------
Total                               	$750,000,000
					================

*Principal amount of underwriters were not available at time of filing.





The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Penn Mutual Life Insurance Co.

Principal Amount	Price		Amount
$205,000     		$98.370		$201,659

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	  0.10%	          1.39%

Broker
Goldman Sachs

Underwriters of Penn Mutual Life Insurance Co.

Underwriters*     	                Principal Amount
                                    	----------------
Total                               	$200,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/25/04	Kerr-McGee Corp.

Principal Amount	Price		Amount
$205,000     		$99.222 	$203,405

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	 0.03%	          0.22%

Broker
Lehman Brothers, Inc.

Underwriters of Kerr-McGee Corp.

Underwriters     	                Principal Amount
Lehman Brothers, Inc.                   $195,000,000
J.P. Morgan Securities, Inc.             195,000,000
ABN AMRO, Inc.                            40,625,000
Banc of America Securities, LLC           40,625,000
Citigroup Global Markets, Inc.            40,625,000
Greenwich Capital Markets, Inc.           40,625,000
Barclays Capital, Inc.                    24,375,000
BNY Capital Markets, Inc.                 24,375,000
Scotia Capital (USA), Inc.                24,375,000
Wachovia Capital Markets, LLC             24,375,000
                                    	----------------
Total                                  $ 650,000,000
					================

					================